Exhibit 4.3 Specimen share certificate


NUMBER                                                                SHARES

---------                                                           -----------

                         NETNATION COMMUNICATIONS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

PAR  VALUE  $0.0001
COMMON  STOCK                                            Cusip  No.  64114Y  104


This  Certifies  that



is  the  owner  of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.0001;
                                     EACH OF

                         NETNATION COMMUNICATIONS, INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
  Witness the facsimile seal of the Corporation and the facsimile of its duly authorized officers.


                                                  Dated:

                                                  Countersigned  and Registered:

-----------------------------        [SEAL]       By
                          CEO                              Authorized  Signature


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     The  following  abbreviations,  when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM     - as tenants in common    UNIF GIFT MIN ACT-   Custodian
     TEN ENT     - as tenants by the                         -------------------
                   entireties                                (Cust)      (Minor)
     IT TEN (J/T)- as joint tenants with                     under Uniform Gifts
                   right  of survivorship                    to Minors Act
                   and  not  as  tenants                     -------------------
                   in  common                                     (State)
            Additional abbreviations may also be used though not in
                                the above list.

          For  Value  Received                             hereby sell, assign
                              -----------------------------
          and transfer  unto


Please insert Social Security or Some other identifying number or Assignee

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OR ASSIGNEE

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--------------------------------------------------------------------------Shares
of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and

appoint                                                                 Attorney
       -----------------------------------------------------------------
to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
       ------------------------------    X
                                          --------------------------------------

                                         ---------------------------------------
                                         NOTICE:  THE SIGNATURE TO  THIS
                                         AGREEMENT MUST CORRESPOND WITH THE NAME
------------------------------------     AS WRITTEN UPON THE FACE OF THE
          SIGNATURE GUARANTEE            CERTIFICATE,  IN  EVERY  PARTICULAR,
(BY BANK, BROKER, CORPORATE OFFICER)     WITHOUT  ALTERATION OR ENLARGEMENT, OR
                                         ANY CHANGE  WHATEVER.


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